Total International Stock Market Index Portfolio
Schedule of Investments (unaudited)
As of March 31, 2024
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (99.9%)
International Stock Funds (99.9%)
Vanguard Developed Markets Index Fund Admiral Shares	26,072,271	419,764
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	11,520,710	419,584
Vanguard Emerging Markets Stock Index Fund Admiral Shares	7,484,849	260,473
Vanguard European Stock Index Fund Admiral Shares	2,268,894	190,837
Vanguard Pacific Stock Index Fund Admiral Shares	1,396,897	131,364
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	1,618,260	46,622
Vanguard FTSE Canada All Cap Index ETF	918,885	30,601
Total Investment Companies (Cost $1,446,339)		1,499,245
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 5.407% (Cost $769)	7,696	769
Total Investments (100.0%) (Cost $1,447,108)		1,500,014
Other Assets and Liabilities—Net (0.0%)		145
Net Assets (100%)		1,500,159
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.   Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At March 31, 2024, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.

D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Mar. 31, 2024 Market Value ($000)
Vanguard Developed Markets Index Fund	366,628	38,228	2,689	398	17,199	2,243	—	419,764
Vanguard Emerging Markets Stock Index Fund	230,019	34,134	8,273	265	4,328	187	—	260,473
Vanguard European Stock Index Fund	167,129	20,458	4,235	434	7,051	987	—	190,837
Vanguard FTSE All-World ex-US Index Fund	367,068	37,571	1,711	168	16,488	1,416	—	419,584
Vanguard FTSE All-World ex-US Small-Cap Index Fund	42,944	3,896	866	56	592	—	—	46,622
Vanguard FTSE Canada All Cap Index ETF	29,521	126	—	—	954	292	—	30,601
Vanguard Market Liquidity Fund	2	NA2	NA2	—	—	4	—	769
Vanguard Pacific Stock Index Fund	110,930	16,827	2,672	241	6,038	466	—	131,364
Total	1,314,241	151,240	20,446	1,562	52,650	5,595	—	1,500,014
1	Does not include adjustments related to return of capital.
2	Not applicable—purchases and sales are for temporary cash investment purposes.